Exhibit 99.1

                          ANNUAL SERVICER'S CERTIFICATE
                             BANK ONE, ARIZONA, N.A.
                       BANK ONE AUTO GRANTOR TRUST 1996-B



The undersigned, a duly authorized representative of Bank One, Arizona, N.A., as Servicer (the "Servicer"), pursuant to Section 3.10(a) of the Pooling and Servicing Agreement dated as of June 1, 1996 (the "Agreement") between the Servicer, Banc One ABS Corporation, as Seller, and Bankers Trust Company, as Trustee, does hereby certify on behalf of the Servicer as follows:

1) Bank One, Arizona, N.A., is, as of the date hereof, the Servicer under the Agreement.

2) Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement.

3) A review of the activities of the Servicer during the period from January 1, 1997 to December 31, 1997 (the "Applicable Period") and of its performance under the Agreement has been made by me or under my supervision.

4) Based on such review, the Servicer has, to the best of my knowledge, fulfilled all its obligations under the Agreement throughout the Applicable period and no default in the fulfillment of such obligations has occurred or is continuing except as set forth in paragraph 5 below.

5) The following is a description of each default in the performance of the Servicer's obligations under the provisions of the Agreement known to me to have been made by the Servicer during the year ended December 31, 1997.

         a) Errors were discovered in each of the Distribution Date Statements with respect to calculations, payments and reporting required to be made by the Servicer pursuant to the Agreement. The errors were found beginning with the Distribution Date
              Statement reflecting the Trust's activities for the Collection Period from June 1, 1996 through June 30, 1996 (Collection Period) and continuing with each successive Distribution Date Statement through and including the Distribution Date Statement reflecting the Trust's activities for the July 1997 Collection Period. The errors in each of the Distribution Date Statements affected, among other things, the reported amount of principal and interest collections received by the Trust during each collection period, beginning with the June 1996 Collection Period.

              In aggregate, the attached reconciliation (Exhibit A) reflects an underpayment to Certificateholders of $1,487,397.50 in principal and $3,633.41 in interest totaling $1,491,030.91. In addition, there was an overpayment of interest to the Certificateholders of approximately $25,000 from the June 1996 Collection Period through the July 1997 Collection Period.

              The Servicer deposited from its own funds, the sum of $1,491,030.91 into the Collection Account for subsequent distribution to the Certificateholders on the September 1997 Distribution Date. The Servicer waived all rights and claims with respect to the interest which the Servicer paid in excess of that required through the July 1997 Collection Period.

              The payment of the understated principal amount as noted above cured all deficiencies due the Certificateholders from the Closing Date through the July 1997 Collection Period.

              The Servicer prepared amended and restated Distribution Date Statements for the Collection Period beginning June 1, 1996 through June 30, 1996 and continuing with each successive Distribution Date Statement up through and including the Distribution Date Statement reflecting the Trust's collection activity through July 1997. The amended and restated Distribution Date Statements were delivered to the Trustee and the Rating Agencies (Standard and Poor's Corporation and Moody's Investors Service) in August 1997.

         b) The Servicer did not provide to the Trustee and Rating Agencies an Annual Independent Certified Public Accountants' Report, known generally as the Agreed Upon Procedures Report, for the period January 1, 1996 through December 31, 1996 as defined in the Agreement, section 3.11. The inability of the Servicer to provide such report is the direct result of a change in AICPA's Professional Standards (SAS#75) which governs the preparation and distribution of such report. In general, SAS#75 limits the usage of this report unless the users take responsibility for the specific procedures to be performed. The Servicer's inability to provide the Agreed Upon Procedures Report was discussed with the Trustee and the Rating Agencies.

              In lieu of providing the Agreed Upon Procedures Report, the Servicer provided to the Trustee and the Rating Agencies a report issued by a firm of independent certified public accountants to the effect that (i) such accountants have examined the assertions by The Servicer's management that, as of December 31, 1996, The Servicer maintained effective internal controls over the servicings of the receivables and (ii) such assertion is fairly stated in all material respects.

              Discussions with the Trustee and Rating Agencies on the matter resulted in the acceptance of the Accountant's examination of management's assertions as to the effectiveness of the internal controls over the loans being serviced.

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate as of the 31st day of December 1997.



                                  BANK ONE, ARIZONA, N.A., as Servicer




                                  By:  /s/ Tom Lewis
                                      -----------------
                                  Name:  Tom Lewis
                                  Title: Vice President

                                                                       Exhibit A

Banc One Auto Grantor Trust 1996-B
Reconciliation between revised
and original investor reports

                                              Original          Revised          Variance      Original    Revised     Variance
  Distribution                                --------          -------          --------      --------    -------     --------
      Date
        09/16/96                                                                              Per $1,000  Per $1,000  Per $1,000
                                                                                                  of          of          of
                                                                                               Original    Original    Original
                                                                                               Principal   Principal   Principal
                                               Dollars           Dollars          Dollars       Balance     Balance     Balance
                                               -------           -------          -------       -------     -------     -------
Class A     Cusip #058904AC7


            Beginning Principal:            $266,038,310.56   $266,154,699.27   $116,388.71     906.5604   906.9570   0.3966

            Interest Distribution:            $1,452,125.78     $1,452,761.07       $635.29       4.9483     4.9505   0.0022

            Ending Principal:               $253,240,531.39   $253,371,564.28   $131,032.89     862.9503   863.3968   0.4465


Class B     Cusip #058904AD5


            Beginning Principal:             $11,085,176.75    $11,090,026.96     $4,850.21     906.5604   906.9570   0.3967

            Interest Distribution:               $61,892.24        $61,919.32        $27.08       5.0616     5.0638   0.0022

            Ending Principal:                $10,551,924.04    $10,557,384.46     $5,460.42     862.9503   863.3968   0.4465

Banc One Auto Grantor Trust 1996-B
Reconciliation between revised
and original investor reports

                                         Original          Revised          Variance      Original    Revised     Variance
  Distribution                           --------          -------          --------      --------    -------     --------
      Date
        10/15/96                                                                         Per $1,000  Per $1,000  Per $1,000
                                                                                             of          of          of
                                                                                          Original    Original    Original
                                                                                          Principal   Principal   Principal
                                          Dollars           Dollars          Dollars       Balance     Balance     Balance
                                          -------           -------          -------       -------     -------     -------
Class A     Cusip #058904AC7


            Beginning Principal:        $253,240,531.39   $253,371,564.28   $131,032.89     862.9503   863.3968   0.4465

            Interest Distribution:        $1,382,271.23     $1,382,986.46       $715.23       4.7103     4.7127   0.0024

            Ending Principal:           $241,499,007.73   $241,630,530.48   $131,522.75     822.9395   823.3877   0.4482


Class B     Cusip #058904AD5


            Beginning Principal:         $10,551,924.04    $10,557,384.46     $5,460.42     862.9503   863.3969   0.4466

            Interest Distribution:           $58,914.91        $58,945.40        $30.49       4.8181     4.8206   0.0025

            Ending Principal:            $10,062,682.98    $10,068,163.81     $5,480.83     822.9394   823.3877   0.4481

Banc One Auto Grantor Trust 1996-B
Reconciliation between revised
and original investor reports

                                         Original          Revised          Variance      Original    Revised     Variance
  Distribution                           --------          -------          --------      --------    -------     --------
      Date
        11/15/96                                                                         Per $1,000  Per $1,000  Per $1,000
                                                                                             of          of          of
                                                                                          Original    Original    Original
                                                                                          Principal   Principal   Principal
                                          Dollars           Dollars          Dollars       Balance     Balance     Balance
                                          -------           -------          -------       -------     -------     -------
Class A     Cusip #058904AC7


            Beginning Principal:        $241,499,007.73   $241,630,530.48   $131,522.75     822.9395   823.3877   0.4482

            Interest Distribution:        $1,318,182.08     $1,318,899.98       $717.90       4.4919     4.4943   0.0024

            Ending Principal:           $228,607,918.97   $228,750,063.39   $142,144.42     779.0114   779.4958   0.4844


Class B     Cusip #058904AD5


            Beginning Principal:         $10,062,682.98    $10,068,163.81     $5,480.83     822.9395   823.3877   0.4482

            Interest Distribution:           $56,183.31        $56,213.91        $30.60       4.5947     4.5972   0.0025

            Ending Principal:             $9,525,542.30     $9,531,465.71     $5,923.41     779.0114   779.4958   0.4843

Banc One Auto Grantor Trust 1996-B
Reconciliation between revised
and original investor reports

                                         Original          Revised          Variance      Original    Revised     Variance
  Distribution                           --------          -------          --------      --------    -------     --------
      Date
        12/15/96                                                                         Per $1,000  Per $1,000  Per $1,000
                                                                                             of          of          of
                                                                                          Original    Original    Original
                                                                                          Principal   Principal   Principal
                                          Dollars           Dollars          Dollars       Balance     Balance     Balance
                                          -------           -------          -------       -------     -------     -------
Class A     Cusip #058904AC7


            Beginning Principal:         $228,607,918.97   $228,750,063.39   $142,144.42     779.0114   779.4958   0.4844

            Interest Distribution:         $1,247,818.22     $1,248,594.10       $775.88       4.2521     4.2547   0.0026

            Principal Distribution:       $10,745,727.41    $10,824,119.71    $78,392.30      36.6175    36.8846   0.2671

            Ending Principal:            $217,862,191.56   $217,925,943.68    $63,752.12     742.3940   742.6112   0.2172


Class B     Cusip #058904AD5


            Beginning Principal:           $9,525,542.30     $9,531,465.71     $5,923.41     779.0114   779.4958   0.4844

            Interest Distribution:            $53,184.28        $53,217.35        $33.07       4.3495     4.3522   0.0027

            Principal Distribution:          $447,748.63       $451,015.05     $3,266.42      36.6175    36.8846   0.2671

            Ending Principal:              $9,077,793.67     $9,080,450.66     $2,656.99     742.3940   742.6112   0.2172

Banc One Auto Grantor Trust 1996-B
Reconciliation between revised
and original investor reports

                                         Original          Revised          Variance      Original    Revised     Variance
  Distribution                           --------          -------          --------      --------    -------     --------
      Date
        01/15/97                                                                         Per $1,000  Per $1,000  Per $1,000
                                                                                             of          of          of
                                                                                          Original    Original    Original
                                                                                          Principal   Principal   Principal
                                          Dollars           Dollars          Dollars       Balance     Balance     Balance
                                          -------           -------          -------       -------     -------     -------
Class A     Cusip #058904AC7

            Beginning Principal:         $217,862,191.56   $217,925,943.68   $63,752.12     742.3940   742.6112   0.2172

            Interest Distribution:         $1,189,164.46     $1,189,512.44      $347.98       4.0522     4.0534   0.0012

            Principal Distribution:       $10,236,893.55    $10,247,042.33   $10,148.78      34.8836    34.9181   0.0346

            Ending Principal:            $207,625,298.01   $207,678,901.35   $53,603.34     707.5104   707.6931   0.1827


Class B     Cusip #058904AD5


            Beginning Principal:           $9,077,793.67     $9,080,450.66    $2,656.99     742.3940   742.6113   0.2173

            Interest Distribution:            $50,684.35        $50,699.18       $14.83       4.1450     4.1462   0.0012

            Principal Distribution:          $426,546.74       $426,969.62      $422.88      34.8836    34.9181   0.0346

            Ending Principal:              $8,651,246.93     $8,653,481.04    $2,234.11     707.5104   707.6931   0.1826

Banc One Auto Grantor Trust 1996-B
Reconciliation between revised
and original investor reports

                                         Original          Revised          Variance      Original    Revised     Variance
  Distribution                           --------          -------          --------      --------    -------     --------
      Date
        02/17/97                                                                         Per $1,000  Per $1,000  Per $1,000
                                                                                             of          of          of
                                                                                          Original    Original    Original
                                                                                          Principal   Principal   Principal
                                          Dollars           Dollars          Dollars       Balance     Balance     Balance
                                          -------           -------          -------       -------     -------     -------
Class A     Cusip #058904AC7


            Beginning Principal:         $207,625,298.01   $207,678,901.35    $53,603.34    707.5104   707.6931   0.1827

            Interest Distribution:         $1,133,288.08     $1,133,580.67       $292.59      3.8618     3.8628   0.0010

            Principal Distribution:        $9,994,861.40    $10,304,451.00   $309,589.60     34.0588    35.1138   1.0550

            Ending Principal:            $197,630,436.61   $197,374,450.35  ($255,986.26)   673.4516   672.5793  -0.8723


Class B     Cusip #058904AD5


            Beginning Principal:           $8,651,246.93     $8,653,481.04     $2,234.11    707.5104   707.6931   0.1827

            Interest Distribution:            $48,302.80        $48,315.27        $12.47      3.9503     3.9513   0.0010

            Principal Distribution:          $416,461.84       $429,361.70    $12,899.86     34.0588    35.1138   1.0550

            Ending Principal:              $8,234,785.09     $8,224,119.34   ($10,665.75)   673.4516   672.5793  -0.8724

Banc One Auto Grantor Trust 1996-B
Reconciliation between revised
and original investor reports

                                         Original          Revised          Variance      Original  s  Revised     Variance
  Distribution                           --------          -------          --------      --------    -------     --------
      Date
        03/17/97                                                                         Per $1,000  Per $1,000  Per $1,000
                                                                                             of          of          of
                                                                                          Original    Original    Original
                                                                                          Principal   Principal   Principal
                                          Dollars           Dollars          Dollars       Balance     Balance     Balance
                                          -------           -------          -------       -------     -------     -------
Class A     Cusip #058904AC7


            Beginning Principal:         $197,630,436.61   $197,374,450.35  ($255,986.26)   673.4516   672.5793    -0.8723

            Principal Distribution:        $9,294,701.30     $9,525,054.08   $230,352.78     31.6729    32.4579     0.7850

            Ending Principal:            $188,335,735.31   $187,849,396.27  ($486,339.04)   641.7787   640.1214    -1.6573


Class B     Cusip #058904AD5


            Beginning Principal:           $8,234,785.09     $8,224,119.34   ($10,665.75)   673.4516   672.5793    -0.8723

            Principal Distribution:          $387,287.86       $396,886.10     $9,598.24     31.6729    32.4579     0.7850

            Ending Principal:              $7,847,497.23     $7,827,233.24   ($20,263.99)   641.7787   640.1214    -1.6573

Banc One Auto Grantor Trust 1996-B
Reconciliation between revised
and original investor reports

                                         Original          Revised          Variance      Original    Revised     Variance
  Distribution                           --------          -------          --------      --------    -------     --------
      Date
        04/15/97                                                                         Per $1,000  Per $1,000  Per $1,000
                                                                                             of          of          of
                                                                                          Original    Original    Original
                                                                                          Principal   Principal   Principal
                                          Dollars           Dollars          Dollars       Balance     Balance     Balance
                                          -------           -------          -------       -------     -------     -------
Class A     Cusip #058904AC7


            Beginning Principal:     $188,335,735.31   $187,849,396.27  ($486,339.04)     641.7787   640.1214    -1.6573

            Principal Distribution:   $10,113,132.59    $10,433,897.73   $320,765.14       34.4618    35.5549     1.0930

            Ending Principal:        $178,222,602.72   $177,415,498.54  ($807,104.18)     607.3169   604.5666    -2.7503


Class B     Cusip #058904AD5


            Beginning Principal:       $7,847,497.23     $7,827,233.24   ($20,263.99)     641.7787   640.1215    -1.6572

            Principal Distribution:      $421,389.92       $434,755.43    $13,365.51       34.4618    35.5549     1.0930

            Ending Principal:          $7,426,107.31     $7,392,477.81   ($33,629.50)     607.3169   604.5666    -2.7504

Banc One Auto Grantor Trust 1996-B
Reconciliation between revised
and original investor reports

                                              Original          Revised          Variance      Original    Revised     Variance
  Distribution                                --------          -------          --------      --------    -------     --------
      Date
        05/15/97                                                                              Per $1,000  Per $1,000  Per $1,000
                                                                                                  of          of          of
                                                                                               Original    Original    Original
                                                                                               Principal   Principal   Principal
                                               Dollars           Dollars          Dollars       Balance     Balance     Balance
                                               -------           -------          -------       -------     -------     -------
Class A     Cusip #058904AC7


            Beginning Principal:         $178,222,602.72   $177,415,498.54    ($807,104.18)     607.3169   604.5666    -2.7503

            Principal Distribution:        $9,580,777.19     $9,840,874.84     $260,097.65       32.6478    33.5341     0.8863

            Ending Principal:            $168,641,825.53   $167,574,623.70  ($1,067,201.83)     574.6691   571.0325    -3.6366


Class B     Cusip #058904AD5


            Beginning Principal:           $7,426,107.31     $7,392,477.81     ($33,629.50)     607.3169   604.5666    -2.7503

            Principal Distribution:          $399,207.95       $410,045.60      $10,837.65       32.6478    33.5341     0.8863

            Ending Principal:              $7,026,899.36     $6,982,432.21     ($44,467.15)     574.6691   571.0325    -3.6367

Banc One Auto Grantor Trust 1996-B
Reconciliation between revised
and original investor reports

                                              Original          Revised          Variance      Original    Revised     Variance
  Distribution                                --------          -------          --------      --------    -------     --------
      Date
        06/16/97                                                                              Per $1,000  Per $1,000  Per $1,000
                                                                                                  of          of          of
                                                                                               Original    Original    Original
                                                                                               Principal   Principal   Principal
                                               Dollars           Dollars          Dollars       Balance     Balance     Balance
                                               -------           -------          -------       -------     -------     -------
Class A     Cusip #058904AC7


            Beginning Principal:         $168,641,825.53   $167,574,623.70  ($1,067,201.83)     574.6691   571.0325    -3.6366

            Principal Distribution:        $8,735,811.20     $8,923,027.17     $187,215.97       29.7684    30.4064     0.6380

            Ending Principal:            $159,906,014.33   $158,651,596.53  ($1,254,417.80)     544.9007   540.6261    -4.2746


Class B     Cusip #058904AD5


            Beginning Principal:           $7,026,899.36     $6,982,432.21     ($44,467.15)     574.6691   571.0325    -3.6366

            Principal Distribution:          $364,000.25       $371,801.09       $7,800.84       29.7684    30.4064     0.6380

            Ending Principal:              $6,662,899.11     $6,610,631.12     ($52,267.99)     544.9007   540.6261    -4.2746

Banc One Auto Grantor Trust 1996-B
Reconciliation between revised
and original investor reports

                                              Original          Revised          Variance      Original    Revised     Variance
  Distribution                                --------          -------          --------      --------    -------     --------
      Date
        07/15/97                                                                              Per $1,000  Per $1,000  Per $1,000
                                                                                                  of          of          of
                                                                                               Original    Original    Original
                                                                                               Principal   Principal   Principal
                                               Dollars           Dollars          Dollars       Balance     Balance     Balance
                                               -------           -------          -------       -------     -------     -------
Class A     Cusip #058904AC7


            Beginning Principal:        $159,906,014.33     $158,651,596.53    ($1,254,417.80)  544.9007   540.6261    -4.2746


            Ending Principal:           $150,613,091.67     $149,370,946.81    ($1,242,144.86)  513.2338   509.0011    -4.2328


Class B     Cusip #058904AD5


            Beginning Principal:          $6,662,899.11       $6,610,631.12       ($52,267.99)  544.9007   540.6261    -4.2745


            Ending Principal:             $6,275,685.36       $6,223,928.76       ($51,756.60)  513.2338   509.0011    -4.2328

Banc One Auto Grantor Trust 1996-B
Reconciliation between revised
and original investor reports

                                              Original          Revised          Variance      Original    Revised     Variance
  Distribution                                --------          -------          --------      --------    -------     --------
      Date
        08/15/97                                                                              Per $1,000  Per $1,000  Per $1,000
                                                                                                  of          of          of
                                                                                               Original    Original    Original
                                                                                               Principal   Principal   Principal
                                               Dollars           Dollars          Dollars       Balance     Balance     Balance
                                               -------           -------          -------       -------     -------     -------
Class A     Cusip #058904AC7


            Beginning Principal:           $150,613,091.67   $149,370,946.81  ($1,242,144.86)   513.2338   509.0011    -4.2328

            Principal Distribution:          $8,401,167.53     $8,432,505.62      $31,338.09     28.6281    28.7349     0.1068

            Ending Principal:              $142,211,924.14   $140,938,441.19  ($1,273,482.95)   484.6058   480.2662    -4.3396


Class B     Cusip #058904AD5


            Beginning Principal:             $6,275,685.36     $6,223,928.76     ($51,756.60)   513.2338   509.0011    -4.2327

            Principal Distribution:            $350,056.45       $351,362.24       $1,305.79     28.6281    28.7349     0.1068

            Ending Principal:                $5,925,628.91     $5,872,566.52     ($53,062.39)   484.6058   480.2662    -4.3396